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                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                          IDS LIFE INSURANCE COMPANY

         Adopted in accordance with the provisions of Section 300.45 of the Minnesota General Corporation Laws.

     We, Timothy V. Bechtold, President, and Thomas R. Moore, Secretary, of IDS Life Insurance Company, a corporation existing under the laws of the State of Minnesota, do hereby certify over the seal of said Corporation that the following resolution amending the Certificate of Incorporation of said Corporation was duly adopted by the sole stockholder of said Corporation by an action in writing, signed in the City of Minneapolis, County of Hennepin, on April 15, 2006:

          RESOLVED, that Ameriprise Financial, Inc., the sole shareholder of IDS Life Insurance Company, consents to the amendment of the Certificate of Incorporation of IDS Life Insurance Company by striking Article I of the Certificate of Incorporation of IDS Life Insurance Company in its entirety, and replacing it with a new Article I to read as follows:

                                  ARTICLE I

     The name of this Corporation shall be RiverSource Life Insurance Company.

          FURTHER RESOLVED, that the amendment of the Certificate of Incorporation of IDS Life Insurance Company shall become effective at 11:59 P.M., Central Time, on the 31st day of December, 2006.

     IN WITNESS WHEREOF, we have executed this Certificate and caused the seal of the Corporation to be hereunto affixed this 15th day of April, 2006, the amendment stated herein to be effective at 11:59 P.M., Central Time, on the 31st day of December, 2006.

                                                IDS LIFE INSURANCE COMPANY

                                            By: /s/ Timothy V. Bechtold
                                            ----------------------------------
                                                Timothy V. Bechtold, President

ATTEST:

/s/ Thomas R. Moore
------------------------------
    Thomas R. Moore, Secretary


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                                ACKNOWLEDGMENT

STATE OF MINNESOTA

COUNTY OF HENNEPIN

     I, the undersigned, a Notary Public, within and for the county and state aforesaid, do hereby certify that on this 15th day of April, 2006, personally appeared before me Timothy V. Bechtold and Thomas R. Moore, who, being by me first duly sworn, declared that they are the President and Secretary, respectively, of IDS Life Insurance Company, that they signed the foregoing document as President and Secretary, respectively, of said Company, and that the statements therein contained are true.


                                         /s/ Lisa B. Larson
                                         ------------------
                                            Notary Public

My Commission Expires:                ---------------------------------------
                                                  LISA B LARSON
Jan 31, 2010                                      Notary Public
------------                                        Minnesota
                                      My Commission Expires January 31, 2010
                                     ----------------------------------------


                       DEPARTMENT OF COMMERCE APPROVAL

     The foregoing Certificate of Amendment of the Certificate of Incorporation is hereby approved this 22 day of June, 2006.
                        --        ----


                                                       /s/ Kevin M. Murphy
                                                 -----------------------------
                                                 Signature

                                                 Name:     Kevin M. Murphy
                                                       -----------------------
                                                 Title:    Deputy Commissioner
                                                       -----------------------

         STATE OF MINNESOTA
       DEPARTMENT OF COMMERCE
I hereby certify that this is a true
and complete copy of the document as
  filed for record in this office.                      STATE OF MINNESOTA
                                                        DEPARTMENT OF STATE
           Dated 10/26/06                                      FILED
                 --------                                   JUNE 23 2006
      Commissioner of Commerce                              [ILLEGIBLE]
                                                         Secretary of State
       By: /s/ Margie Piredo
           -----------------

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